Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,084,933.05
Previously Paid Amount	0.00
Total Fee Amount	840.33
Total Offset Amount	0.00
Net Fee	$ 840.33